EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 15, 2002, included in Innovative Gaming Corporation of America's Form 10-K for the years ended December 31, 2001 and 2000, and to all references to our firm included in this Registration Statement.



                                                  /s/  KAFOURY, ARMSTRONG & CO.



Reno, Nevada
September 16, 2002